                                POWER OF ATTORNEY

        KNOW ALL BY THESE PRESENTS THAT the undersigned, Scot B. Barker, hereby constitutes and appoints Ana Marie del Rio of Steadfast Income REIT, Inc. (the
"Company") the undersigned's true and lawful attorney-in-fact to:

        1.      execute for and on behalf of the undersigned the Form ID
                application required to be filed with the U.S. Securities and
                Exchange Commission (the "SEC") in order to obtain SEC EDGAR filing codes (the "Form ID");

        2.      execute for and on behalf of the undersigned, in the
                undersigned's capacity as a director of the Company, Forms 3, 4, and 5, and any amendments thereto (the "Section 16 Reports"), in accordance with Section 16(a) of the Securities Exchange Act of
                1934 and the rules thereunder (the "Section 16 Law"); and

        3.      do and perform any and all acts for and on behalf of the
                undersigned which may be necessary or desirable to complete and execute the Form ID and any such Section 16 Reports, and file
                (or cause to be filed) the same with the SEC.

        The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with the Section 16 Law.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to sign any Section 16 Reports with respect to the undersigned's holdings of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the Company. In affixing his signature to this Power of Attorney, the undersigned hereby revokes any and all previously executed Powers of Attorney for the same or similar purposes.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 24th day of April 2012.

        Signature: /s/ Scot B. Barker
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        Name:      Scot B. Barker
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